EXHIBIT 99.9

Equity One Mortgage 04-3 - BE Analysis - M2

Forward + 300

Balance         $34,580,000.00          Delay                   24
                                        Dated                   7/1/2004
Settle          7/23/2004               First Payment           8/25/2004


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Price = 100                                                    Default                               2 CDR
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           300bp, 12 CPR                                         Yield                              5.7256
                                                                   WAL                               12.84
                                                   Principal Writedown                         0.00 (0.00%)
                                    Total Collat Loss (Collat Maturity)               39,060,407.69 (6.04%)
                             Total Collat Liquidation (Collat Maturity)              76,611,379.62 (11.85%)
           300bp, 15 CPR                                         Yield                              5.7199
                                                                   WAL                               10.73
                                                   Principal Writedown                         0.00 (0.00%)
                                    Total Collat Loss (Collat Maturity)               32,753,011.51 (5.07%)
                             Total Collat Liquidation (Collat Maturity)               64,368,284.01 (9.96%)
           300bp, 18 CPR                                         Yield                              5.7140
                                                                   WAL                                9.18
                                                   Principal Writedown                         0.00 (0.00%)
                                    Total Collat Loss (Collat Maturity)               27,981,960.05 (4.33%)
                             Total Collat Liquidation (Collat Maturity)               55,066,995.74 (8.52%)
           300bp, 21 CPR                                         Yield                              5.7098
                                                                   WAL                                8.11
                                                   Principal Writedown                         0.00 (0.00%)
                                    Total Collat Loss (Collat Maturity)               24,274,668.02 (3.76%)
                             Total Collat Liquidation (Collat Maturity)               47,816,296.35 (7.40%)
           300bp, 24 CPR                                         Yield                              5.7056
                                                                   WAL                                7.25
                                                   Principal Writedown                         0.00 (0.00%)
                                    Total Collat Loss (Collat Maturity)               21,324,043.28 (3.30%)
                             Total Collat Liquidation (Collat Maturity)               42,031,923.67 (6.50%)
           300bp, 27 CPR                                         Yield                              5.7031
                                                                   WAL                                6.52
                                                   Principal Writedown                         0.00 (0.00%)
                                    Total Collat Loss (Collat Maturity)               18,925,674.71 (2.93%)
                             Total Collat Liquidation (Collat Maturity)               37,322,109.09 (5.77%)
           300bp, 30 CPR                                         Yield                              5.6981
                                                                   WAL                                5.90
                                                   Principal Writedown                         0.00 (0.00%)
                                    Total Collat Loss (Collat Maturity)               16,940,108.36 (2.62%)
                             Total Collat Liquidation (Collat Maturity)               33,417,991.41 (5.17%)

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                                                         Loss Severity                                 50%
                                                     Servicer Advances                                100%
                                                       Liquidation Lag                                  12
                                                                Delinq                                100%
                                                   Optional Redemption                             Call (N)
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                                3 CDR                               4 CDR                               5 CDR
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                               5.7322                              5.7645                              5.8067
                                13.07                               14.25                               15.85
                          0.00 (0.00%)                        0.00 (0.00%)                        0.00 (0.00%)
                 55,694,022.62 (8.62%)              70,728,144.84 (10.94%)              84,365,351.35 (13.05%)
               109,310,347.97 (16.91%)             138,902,222.38 (21.49%)             165,774,118.37 (25.65%)
                               5.7306                              5.7618                              5.7991
                                11.23                               12.05                               13.10
                          0.00 (0.00%)                        0.00 (0.00%)                        0.00 (0.00%)
                 47,054,705.03 (7.28%)               60,183,221.22 (9.31%)              72,269,527.80 (11.18%)
                92,516,814.99 (14.31%)             118,377,565.96 (18.31%)             142,202,502.74 (22.00%)
                               5.7291                              5.7565                              5.7910
                                 9.77                               10.36                               11.10
                          0.00 (0.00%)                        0.00 (0.00%)                        0.00 (0.00%)
                 40,449,383.19 (6.26%)               52,037,274.31 (8.05%)               62,832,198.77 (9.72%)
                79,626,298.37 (12.32%)             102,465,480.80 (15.85%)             123,751,984.40 (19.15%)
                               5.7277                              5.7528                              5.7839
                                 8.60                                9.04                                9.57
                          0.00 (0.00%)                        0.00 (0.00%)                        0.00 (0.00%)
                 35,268,305.68 (5.46%)               45,589,782.58 (7.05%)               55,297,534.71 (8.56%)
                69,485,773.85 (10.75%)              89,837,857.76 (13.90%)             108,986,057.42 (16.86%)
                               5.7247                              5.7466                              5.7736
                                 7.63                                7.97                                8.37
                          0.00 (0.00%)                        0.00 (0.00%)                        0.00 (0.00%)
                 31,110,981.47 (4.81%)               40,375,695.30 (6.25%)               49,158,406.45 (7.61%)
                 61,331,594.74 (9.49%)              79,606,090.73 (12.32%)              96,933,795.42 (15.00%)
                               5.7215                              5.7393                              5.7657
                                 6.82                                7.08                                7.40
                          0.00 (0.00%)                        0.00 (0.00%)                        0.00 (0.00%)
                 27,708,013.02 (4.29%)               36,078,915.05 (5.58%)               44,066,552.22 (6.82%)
                 54,646,540.57 (8.45%)              71,162,302.93 (11.01%)              86,924,434.11 (13.45%)
                               5.7164                              5.7338                              5.7547
                                 6.13                                6.35                                6.60
                          0.00 (0.00%)                        0.00 (0.00%)                        0.00 (0.00%)
                 24,873,753.49 (3.85%)               32,479,446.46 (5.03%)               39,777,221.93 (6.15%)
                 49,072,213.24 (7.59%)               64,081,251.85 (9.91%)              78,484,324.33 (12.14%)
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                                  50%                                 50%                                 50%
                                 100%                                100%                                100%
                                   12                                  12                                  12
                                 100%                                100%                                100%
                              Call (N)                            Call (N)                            Call (N)
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                                6 CDR                               7 CDR                               8 CDR
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                               5.3155                              1.9841                             -6.7170
                                18.04                               14.37                                8.96
                 4,241,741.29 (12.27%)              19,469,310.43 (56.30%)              33,604,535.24 (97.18%)
                96,778,439.28 (14.97%)             108,115,187.56 (16.73%)             118,502,322.20 (18.33%)
               190,257,349.82 (29.44%)             212,636,157.44 (32.90%)             233,155,011.32 (36.07%)
                               5.8462                              3.8028                             -0.0146
                                15.13                               14.48                               11.54
                          0.00 (0.00%)              11,029,395.70 (31.90%)              23,231,691.91 (67.18%)
                83,427,150.87 (12.91%)              93,754,759.21 (14.51%)             103,338,340.96 (15.99%)
               164,210,602.47 (25.41%)             184,592,645.06 (28.56%)             203,515,265.43 (31.49%)
                               5.8316                              5.0524                              2.1888
                                12.28                               13.62                               11.88
                          0.00 (0.00%)               4,697,778.14 (13.59%)              15,422,149.94 (44.60%)
                72,910,328.05 (11.28%)              82,338,857.32 (12.74%)              91,177,213.43 (14.11%)
               143,633,434.86 (22.22%)             162,240,297.42 (25.10%)             179,688,147.58 (27.80%)
                               5.8191                              5.8621                              3.7020
                                10.35                               11.91                               11.47
                          0.00 (0.00%)                        0.00 (0.00%)               9,283,393.76 (26.85%)
                 64,443,691.38 (9.97%)              73,074,862.35 (11.31%)              81,232,816.81 (12.57%)
               127,031,779.15 (19.65%)             144,065,813.93 (22.29%)             160,169,624.36 (24.78%)
                               5.8077                              5.8436                              4.9109
                                 8.92                                9.79                               10.69
                          0.00 (0.00%)                        0.00 (0.00%)               4,266,686.92 (12.34%)
                 57,495,440.47 (8.90%)              65,419,669.93 (10.12%)              72,960,901.15 (11.29%)
               113,385,575.73 (17.54%)             129,025,625.61 (19.96%)             143,912,204.33 (22.27%)
                               5.7949                              5.8234                              5.8503
                                 7.81                                8.38                                9.54
                          0.00 (0.00%)                        0.00 (0.00%)                  112,377.53 (0.32%)
                 51,696,647.33 (8.00%)               58,992,727.57 (9.13%)              65,976,347.86 (10.21%)
               101,983,227.91 (15.78%)             116,384,718.82 (18.01%)             130,171,110.96 (20.14%)
                               5.7833                              5.8094                              5.8411
                                 6.91                                7.32                                7.94
                          0.00 (0.00%)                        0.00 (0.00%)                        0.00 (0.00%)
                 46,785,551.19 (7.24%)               53,521,488.59 (8.28%)               60,000,802.33 (9.28%)
                92,317,608.66 (14.28%)             105,614,525.87 (16.34%)             118,405,992.34 (18.32%)
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                                  50%                                 50%                                 50%
                                 100%                                100%                                100%
                                   12                                  12                                  12
                                 100%                                100%                                100%
                              Call (N)                            Call (N)                            Call (N)
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